Related-party transactions	12 Months Ended
Dec. 31, 2023
Related party transactions [abstract]
Related-party transactions
5.34 Related-party transactions
In the year ended December 31, 2023, there have been no changes to related parties. Due to their significant influence through material transactions and provision of essential technical information Groupe Grimaud La Corbière SAS, Sevremoine (France) and its affiliate Vital Meat SAS are considered as related parties. Bpifrance, Maisons-Alfort (France) is considered as related party with significant influence through a membership in the Company’s Board of Directors.
5.34.1 Rendering of services
Transactions with related parties are carried out similar to market:

	Year ended December 31
in € thousand	2023	2022	2021
PROVISION OF SERVICES
Operating activities	260	1,200	231
Financing activities	76	8	—
PROVISION OF SERVICES	335	1,208	231
Services provided by Valneva to Groupe Grimaud La Corbière SAS, a significant shareholder of Valneva, are considered related party transactions and consist of services within a collaboration and research license agreement and of the provision of premises and equipment and sale of patents and cells.
Operating activities include Valneva’s agreement with Vital Meat SAS, an affiliate of Group Grimaud La Corbière SAS, to which Valneva transferred certain assets (patent and cell lines) for a consideration of €1.0 million in the year ended December 31, 2022.
From June 2022 onward, Bpifrance qualified as a related party, as a shareholder of Valneva with significant influence through membership on the Company's Board. Valneva has borrowed amounts amounting to 80% of French Tax Authorities receivables relating to Research Tax Credits for 2020, 2021 and 2022 from Bpifrance. The total amount borrowed from Bpifrance is €3.5 million. A commitment fee of 0.5% as well as interest at the EURIBOR one-month average rate of the previous month (the rate mentioned is a variable rate deducted at nil percent if it were to be negative) plus 1.7% p.a. is applicable to these borrowed amounts (see table above).
The borrowings related to the Research Tax Credits outstanding:

in € thousand	Amount	Grant date
BPI payable relating to Research tax credit 2020	859	November 2021
BPI payable relating to Research tax credit 2021	1,419	November 2022
BPI payable relating to Research tax credit 2022	1,198	December 2023
5.34.2 Key management compensation
The aggregate compensation of the key management (including Executive Committee and Board of Directors) was as follows:

	Year ended December 31
in € thousand	2023	2022	2021
Salaries and other short-term employee benefits	3,439	3,172	2,213
Other long-term benefits	52	45	24
Share-based payments (expense of the year)	2,145	722	856
KEY MANAGEMENT COMPENSATION	5,636	3,939	3,093

In the year ended December 31, 2023, the aggregate compensation of the members of the Company’s Executive Committee (former Management Board) amounted to €5.2 million (2022: €3.6 million, 2021: €2.8 million) and represents primarily salaries and share-based payments.
The presented key management compensation includes that of the former Supervisory Board in the amount of €0.5 million for the year ended December 31, 2023 (2022: €0.4 million; 2021: €0.3 million).